UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2007
Gray Television, Inc.
(Exact Name of Registrant as Specified in its Charter)
Georgia
(State or other Jurisdiction of Incorporation)

1-13796	58-0285030

(Commission File Number)	(I.R.S. Employer Identification No.)

4370 Peachtree Road, Atlanta	30319

(Address of Principal Executive Offices)	(Zip Code)
404-504-9828
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 19, 2007, Gray Television, Inc. issued a press release announcing that it had issued a notice of redemption for all of its outstanding 9.25% Senior Notes due 2011, at a redemption price equal to $1,046.25 per $1,000 principal amount of Notes, plus accrued and unpaid interest on such amount to, but excluding the redemption date for the Notes. A copy of this press release is being furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release dated March 19, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.
(Registrant)

Date: March 20, 2007	By: Name:	/s/ James C. Ryan James C. Ryan
	Title:	Chief Financial Officer
and Senior Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 19, 2007.